SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 31, 2003

VENTURI PARTNERS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	7363	56-1930691
(State or other jurisdiction of	(Primary Standard Industrial	(I.R.S. employer
incorporation or organization)	Classification Code number)	identification number)

Five LakePointe Plaza
2709 Water Ridge Parkway, 2nd Floor
Charlotte, North Carolina 28217
(Address, including zip code, of
Registrant’s principal executive offices)

(704) 442-5100
(Registrant’s telephone number, including area code)

PERSONNEL GROUP OF AMERICA, INC.
(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Exhibits

Exhibit 99.1 Press release dated July 31, 2003

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition.

     On July 31, 2003, Personnel Group of America, Inc. issued a press release announcing its financial results for the quarter ended June 29, 2003. The press release is attached to this Form 8-K as Exhibit 99.1.

     Note: The information contained in this Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2003

Personnel Group of America, Inc.

	By:	/s/ Ken R. Bramlett, Jr.

Ken R. Bramlett, Jr.
Senior Vice President, Secretary and General Counsel

Exhibit Index

Exhibit	Description

Exhibit 99.1	Press release dated July 31, 2003